UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2009

REHABCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19294	51-0265872
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7733 Forsyth Boulevard
Suite 2300
St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 863-7422
(Company’s telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01		Entry into a Material Definitive Agreement

On July 1, 2009, RehabCare Group, Inc. (the “Company”) and 55JS Limited, Co. (“55JS”) consummated an Addendum to the Non-Continuous Aircraft Dry Lease Agreement (the “Addendum”) between the parties.  55JS is owned and controlled by the Company’s President and Chief Executive Officer, John H. Short.  The original lease agreement, dated September 1, 2006, was previously filed on a Form 8-K dated September 7, 2006.

Under the Addendum, the term of the Aircraft Dry Lease was extended to August 31, 2010 with 2 automatic one year renewals unless earlier terminated by the Company.  All financial and other terms of the original Aircraft Dry Lease remain unchanged and in full force and effect.

Item 9.01		Financial Statements and Exhibits

(d)		Exhibits

	10.1	Addendum, dated July 1, 2009, to Non-Continuous Aircraft Dry Lease Agreement by and among RehabCare Group, Inc. and 55JS Limited, Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2009

REHABCARE GROUP, INC.

By: /s/	Jay W. Shreiner
Jay W. Shreiner
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Addendum, dated July 1, 2009, to Non-Continuous Aircraft Dry Lease Agreement by and among RehabCare Group, Inc. and 55JS Limited, Co.